UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2023

DATA443 RISK MITIGATION, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30542	86-0914051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Sancar Way, Suite 400

Research Triangle Park, NC 27709

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (919) 858-6542

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	Regulation FD Disclosure.

On September 28, 2023, Data443 Risk Mitigation, Inc., a Nevada corporation (the “Company”) posted an investor presentation to the “Investor Relations” section of the Company’s website. A copy of the investor presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to Item 7.01 of this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act, except as otherwise stated in such filing.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

99.1	Investor presentation, dated September 28, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2023	DATA443 RISK MITIGATION, INC.

	By:	/s/ Jason Remillard
Jason Remillard
Chief Executive Officer